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                                                                 EXHIBIT 10.10

NationsBank, N.A.                                          AMENDED AND RESTATED
1501 Pennsylvania Ave. N.W.                                  SECURITY AGREEMENT
Washington DC 20005                                                     4293718



         THIS SECURITY AGREEMENT (this Agreement') is made this 31st day of August, 1994 by and between NationsBank, N.A.. formerly known as NationsBank of Maryland, N.A. and successor by merger to Maryland National Bank. successor by merger to American Security Bank, N.A. (the "Bank"), and FileTek, Inc. and FileTek UK Limited (the "Grantor", whether one or more than one).

         WHEREAS, at various times and from time to time, the Bank has extended loans to the Grantor as evidenced by Loan Documents delivered by the Grantor and/or by any other Obligor (as hereinafter defined) to the Bank, which Loan Documents may have been modified and extended from time to time (the Loan Documents and all amendments, modifications and extensions thereto are collectively referred to herein as the "Loan Documents"); and

         WHEREAS, to secure the Grantor's obligations to the Bank under the Loan Documents, the Grantor executed a Security Agreement dated January 27, 1992 granting a lien to the Bank in certain Collateral, as defined in the Security Agreement (the Security Agreement and all amendments and modifications thereto are collectively referred to herein as the "Security Agreement"); and

         WHEREAS, the Grantor has requested the Bank to modify and amend certain provisions of the Security Agreement and the Bank has agreed to do so pursuant to the terms of this Amended and Restated Security Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good, valuable and legal consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree to amend and restate the Security Agreement as follows:

         WHEREAS, the Grantor wishes to receive a loan from the Bank and the Bank is willing to make such a loan provided, among other things, that the Grantor's obligations to the Bank are secured pursuant to this Agreement; and

         WHEREAS, the Grantor is willing to enter into this Agreement to secure its obligations to the Bank.

         NOW, THEREFORE, in consideration of the premises and the agreements and covenants contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Grantor, intending to be legally bound, agrees as follows:

         1. Construction of Security Agreement and Definitions. Unless varied by this Agreement, all of the terms used herein without definition which are defined





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by the applicable Uniform Commercial Code pursuant to paragraph 24 hereof shall have the meanings assigned to them by that law. Whenever used herein, the words "Grantor," "Obligor" and "Bank," shall be deemed to include their respective heirs, legal representatives, successors and assigns. All words used herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the person or entity or the context may require. The following terms shall have the following meanings when used herein:

                   1.1 "Collateral" shall mean the following property of the Grantor, including specifically, but without limitation: (a) all amounts now and in the future owed by the Bank or any affiliate of the Bank to the Grantor and/or on deposit in any account maintained by the Grantor with the Bank or any affiliate of the Bank; (b) all present and future substitutions, replacements, appurtenances, accessories and accessions relating to any of the following; (c) all of the Grantor's books, records, computer programs, other software, computer files and diskettes or disk storage media and rights under any and all licenses to use computer programs, software, files and hardware relating to any of the following; (d) all proceeds (cash and noncash, including insurance proceeds) and products of all of the following in any form whatsoever; and (e) all accounts, chattel paper, instruments, inventory, or other goods or property purchased or acquired with the cash and/or non-cash proceeds of any of the following:

                           All of the Grantor's present and future accounts,
contract rights, promissory notes, notes receivable, drafts, acceptances and other instruments and documents, chattel paper, leases and writings evidencing a monetary obligation or a security interest in or lease of goods, tax refunds, all rights to receive the payment of money or other consideration under present or future contracts (including without limitation, all rights to receive payments under presently existing), choices in action, judgments and cash, and all rights to the payment of money due or to become due to the Grantor for any reason whatsoever, and all goods returned, repossessed or stopped in transit, the sale, lease or other disposition of which contributed to the creation of any account, instrument or chattel paper, and all rights which the Grantor may at any time have against any account debtor or other borrower of the Grantor, including liens and security interests for the benefit of the Grantor.

                           All of the inventory of the Grantor of every type
and description, now owned and hereafter acquired and wherever located, including raw materials, work in process, finished goods, materials and supplies, goods returned or repossessed, and goods held for demonstration, marketing or similar purposes, and all property in or on which any of the foregoing is stored or maintained, and all documents of title and trust receipts relating to any inventory, and all present and future rights, claims and causes of action of the Grantor in connection with contracts for the purchase of, or warranties relating to, or damages to, goods held or to be held by the Grantor as inventory, and all warranties, manuals and other written materials (and packaging thereof or relating thereto) relating to inventory.

                  1.2 "Loan Documents" shall mean this Agreement, any note, letter agreement, line of credit agreement, commercial financing agreement, other security agreement, guaranty of payment, mortgage, deed of trust, pledge agreement, loan agreement, hypothecation agreement, indemnity agreement, letter of credit application and agreement, assignment or any other





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document or agreement previously, simultaneously or hereafter executed and delivered by the Grantor and/or by any other Obligor, as hereinafter defined, singly or jointly with another person or persons to the Bank, in connection with Obligations, whether or not this Agreement is specifically referred to therein as the same may from time to time be amended, restated, supplemented or otherwise modified.

                  1.3 "Obligations" shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to the Bank by the Grantor or by any other Obligor of any nature whatsoever, including to the fullest extent permitted by applicable law, all past, present and future indebtedness and liabilities of the Grantor or any Obligor to the Bank for the payment of money (extending to all principal, interest, fees, expense payments, liquidation costs, and attorneys' fees and expenses), whether similar or dissimilar, related or unrelated, matured or unmatured, direct or indirect, contingent or noncontingent, primary or secondary, alone or jointly with others, now due or to become due, now existing or hereafter created, and whether or not now contemplated.

                   1.4 'Obligor' shall mean individually and collectively the Grantor and each endorser, guarantor and surety of any of the Obligations, any person who is primarily or secondarily liable for the repayment of any of the Obligations, or any portion thereof, and any person who has granted security for the repayment of any of the Obligations.

                   1.5 "Permitted Liens' shall mean: (a) liens and security interests of the Bank; (b) liens for taxes not delinquent; (c) mechanics', artisans', landlords', carriers' and other like liens arising in the ordinary course of business with respect to obligations which are not due; and (d) liens and security interests specifically consented to by the Bank in writing.

            2. Payment and Performance by the Parties. The Grantor will pay the Obligations or cause the Obligations to be paid as and when due and payable, and will perform, comply with, and otherwise assure the observance of the terms, covenants and conditions of the Loan Documents by the Grantor and/or by any Obligor.

            3. Security Interest and Collateral. As security for all of the Obligations, whether or not any agreement relating to any Obligations specifically refers to this Agreement or the security interest created hereunder, the Grantor hereby grants to the Bank a security interest in, and pledges and assigns to the Bank, the Collateral. The Grantor agrees that the Bank shall have a perfected lien and continuing security interest in the Collateral. The Grantor agrees to defend its title to the Collateral against all persons and will, upon request of the Bank, furnish such further assurances of title as may be required by the Bank. In addition, the Grantor agrees to execute and deliver to the Bank, whenever requested by the Bank, any security agreements, financing statements, amendments to or assignments of financing statements, security interest filing statements and such other documents as the Bank may request, in form and content satisfactory to the Bank and otherwise do or cause to be done from time to time all things requested by the Bank, in order to confirm, preserve, protect or perfect, or to maintain the perfection of, the Bank's security interest in any of the Collateral and/or its priority. The Grantor will, on demand, pay the cost of filing any financing, continuation, termination or security





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interest filing statement as well as any recordation or transfer tax required by law to be paid in connection with the filing or recording of any such statement. Upon the request of the Bank, the Grantor will promptly deliver to the Bank, with such endorsements and/or assignments as may be requested by the Bank, the originals of all promissory notes and other instruments, chattel paper, guaranties, documents of title, certificates of origin and certificates of title, as well as other documents that may be requested by the Bank, previously or hereafter received by the Grantor and constituting or evidencing the Collateral. The Grantor hereby irrevocably constitutes and appoints the Bank its attorney-in-fact and hereby irrevocably authorizes and empowers the Bank to execute, deliver and, if appropriate, record with the appropriate filing office or offices, in the name of the Grantor, all financing statements, amendments to, or assignments of, financing statements, certifications, acknowledgments, security interest filing statements, and/or other documents as the Bank may request or require in order to perfect, preserve, maintain, continue, protect and/or extend the security interest and lien granted to the Bank under this Agreement or under any of the Loan Documents and its priority, such power of attorney being coupled with an interest. To the extent that the proceeds of any of the Collateral are expected to become subject to the control of, or in the possession of, a party other than the Grantor or the Bank, the Grantor shall, at its expense, cause all such parties to execute and deliver security documents, consents, acknowledgments, financing statements or other documents as requested by the Bank as may be necessary in the Bank's sole discretion to evidence and/or perfect the security interest in and lien on all or any portion of such Collateral. In the Bank's sole discretion, a photocopy of this Agreement fully executed by the Grantor shall be sufficient to serve as a financing statement under the applicable Uniform Commercial Code.

            4. Representations and Warranties. The Grantor represents, warrants and agrees that, except as previously disclosed to the Bank in writing: (a) it is and shall remain the owner of the Collateral and has good and marketable title to the Collateral free and clear of all liens, pledges, security interests and other encumbrances except for Permitted Liens; (b) the Collateral is not on consignment: (c) the Collateral was acquired by the Grantor from a person whose primary and customary business is the sale of such Collateral in the ordinary course of business; (d) this Security Agreement and any other Loan Documents executed by the Grantor constitute the legally binding obligations of the Grantor and are fully enforceable against the Grantor in accordance with their terms; (a) the Grantor's name is as specified on the signature line of this Security Agreement and each legal or trade name of the Grantor for the previous twelve (12) years (if different from the current legal name) is as specified below the signature lines of this Security Agreement; (f) the address of the Grantor's chief executive office and the address of each other place of business of the Grantor are as specified below the signature lines of this Security Agreement: (g) except for mobile equipment and motor vehicles, the Collateral and all books and records pertaining to the Collateral have for the previous 4 months (unless acquired by the Grantor during the previous 4 months) are and will be located only at the Grantor's chief executive office specified below or at any other place of business which may be specified below; (h) the Grantor will immediately advise the Bank in writing of any change in the location of its chief executive office and the places where the Collateral, or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept; (i) to the Grantor's knowledge, there are no judgments, injunctions or similar orders outstanding against the Grantor or any of the Collateral, and no actions, suits or proceedings pending or threatened against the Grantor; (j)





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the Grantor has filed all tax returns which are required to be filed by the
Grantor and the Grantor has paid all taxes shown to be due thereon or which have been assessed against the Grantor; and (k) all information contained in any financial statement, application, schedule, report or any other document given by the Grantor, any other Obligor or by any other person in connection with the Obligations is in all material respects true and accurate and the Grantor, any Obligor or such other person has not omitted to state any material fact or any fact necessary to make such information not misleading.

         5,      Environmental Compliance. The Grantor has obtained or will obtain all permits, licenses and other authorizations ("Environmental Authorizations") which are required under any and all federal, state, local and foreign statutes, ordinances, codes, laws, regulations and other such authorities relating to the environment or the release of any materials into the environment ("Environmental Laws"). The Grantor is and will remain in compliance with the terms and conditions of all such permits, licenses and authorizations, and is and will remain in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder. No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity (a) with respect to any alleged failure by the Grantor to have any Environmental Authorization required in connection with the conduct of the business of the Grantor; (b) with respect to any generation. treatment, storage, recycling, transportation, disposal, or any release as defined in 42 U.S.C. Section 9601(22) ("Release') on, at, under, about or from the Collateral or any property or facility now, or in the past, owned, leased or operated by Grantor of any substance regulated under any Environmental Laws ('Hazardous Material"); or (c) with respect to any arrangement by Grantor for disposal, treatment or transport of any Hazardous Material. No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Grantor and no property or facility now or previously owned, leased or operated by the Grantor is listed or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of sites requiring investigation or clean-up. There are no liens arising under or pursuant to any Environmental Laws on any of the Collateral or on any real property or properties owned or leased by the Grantor and no governmental actions have been taken or are in process which could subject any of the Collateral or such properties to such liens such that the Grantor would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it or in any deed of such property. There are no Hazardous Materials present on, in, at, under or about the Collateral or any real property or properties, owned or leased by the Grantor in amounts or concentrations or under circumstances that materially adversely affect the use or value of the Collateral, or such property or properties.

            6. Affirmative Covenants. Until all of the Obligations have been performed and paid in full, the Grantor covenants and agrees that the Grantor will. except as otherwise agreed to in writing by the Bank: (a) at all times maintain, in accordance with generally accepted accounting principles consistently applied, accurate and complete books and records pertaining to the





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operation, business and financial condition of the Grantor and pertaining to the Collateral and any contracts and collections relating to the Collateral;
(b) furnish to the Bank promptly upon request and in the form and content and at the intervals specified by the Bank, such written statements and reports, schedules and other information with respect to the Collateral, any other assets of the Grantor or the operation, business, affairs and financial condition of the Grantor as the Bank may from time to time require; (c) at all reasonable times and without hindrance or delay, permit the Bank or any person designated by the Bank to enter any place of business of the Grantor or any other premises where any books, records and other data concerning the Grantor and/or the Collateral may be kept and to examine, audit, inspect and make extracts from, and photocopies of, any such books, records and other data; (d) furnish to the Bank promptly upon request and in the form and content specified by the Bank and acceptable to Bank in its sole discretion lists of purchasers of inventory, aging of accounts, aggregate cost or wholesale market value of inventory, schedules of equipment and other data concerning the Collateral as the Bank may from time to time specify; (e) mark its books and records in a manner satisfactory to the Bank so that the Bank's rights in and to the Collateral will be shown; (f) pay as and when due all taxes, levies, license fees, assessments and other impositions levied on the Collateral or any part thereof or for its use and operation; (g) do, file, record, make, execute and deliver all such additional and further acts, things, notices, deeds, assurances, instruments and documents as the Bank may reasonably request to vest in and assure to the Bank its rights hereunder or in any of the Collateral, and pay to the Bank all taxes, fees and costs (including reasonable attorneys' fees) paid or incurred by the Bank in connection with the preparation, filing or recordation thereof; (h) on demand, pledge and assign to the Bank a security interest in additional property satisfactory to the Bank as security for the Obligations, if at any time the existing Collateral becomes unsatisfactory to the Bank and the term "Collateral", as used herein, shall be deemed to include any such additional property; and (i) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities or agencies to which the Grantor is subject (including, but without limitation, all environmental laws, the Occupational Safety and Health Act and the Americans With Disabilities Act).

            7. Negative Covenants. Until all of the Obligations have been performed and paid in full, the Grantor covenants and agrees that the Grantor will not, except as otherwise agreed to in writing by the Bank: (a) In the case of the Company and its subsidiaries, endorse, guarantee or become surety for the obligation of any person or entity, except that the Borrower may endorse checks and negotiable instruments for collection or deposit in the ordinary course of business and the Company may endorse or guarantee the obligations of its subsidiaries provided that such subsidiaries are also a Borrower, as defined in the Loan Documents; (b) In the case of the Company and its subsidiaries, enter into any merger or consolidation agreement to acquire all or substantially all of the assets of any person or entity, or to dissolve, merge or consolidate into any person or entity; (c) In the case of the Company and its subsidiaries, change its name or engage in any business in which it was not engaged on the date of this Agreement; (d) Sell, lease, assign, pledge or otherwise dispose of any of the Borrowers properties or assets, whether now owned or hereafter acquired, except in the ordinary course of business and for fair value; (e) In the case of the Company and its subsidiaries, create, incur, assume, or suffer to exist or to be incurred, any lease obligation, other than lease obligations incurred in the ordinary course of the Borrower's business, and for fair value; (f) In the case of the Company and its subsidiaries, create any





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subsidiaries or make any equity investments or acquire any other interest in any corporation, association, partnership, limited liability company, joint venture or other party or make any advances to any such party. Notwithstanding the foregoing, for the purposes of this covenant, the Company shall be allowed to make advances, loans or equity investments to or in FileTek UK Limited; (g) In the case of the Company and its subsidiaries, make any loans to any of its officers, partners, directors or stockholders in excess of $100,000.00 in aggregate; however, for purposes of this covenant, the Company may extend loans to such parties solely for the purpose of allowing the parties to purchase the Company's capital stock and such loans will not count towards the aforementioned dollar limit provided that said capital stock secures repayment of such loans; (h) Sell, issue or transfer stock of any class of the Company or any subsidiary with a non-discretionary cash dividend or a "put option" redemption feature exercisable by the shareholders; (i) In the case of the Company and its subsidiaries, 1. Take or permit any action with respect to an employee benefit plan which would result in the imposition of any lien under ERISA or the Internal Revenue Code on the assets of the Borrower; 2. engage in or permit any violation of ERISA (including, but not limited to, any breach of fiduciary duty, within the meaning of Title I, subtitle B. part 4 of ERISA, or prohibited transaction, within the meaning of Sections 406 through 408 of ERISA or Section 4975 of the Internal Revenue Code); 3. withdraw (complete or partial) from any multi-employer plan if such withdrawal would result in the imposition of a material liability on the Borrower; and 4. take any other action with respect to an employee benefit plan which would have a material adverse affect on the financial condition of the Borrower; (j) Change the current ownership in a manner that the Bank determines adversely affects its interests with respect to the Obligations or control of the Company and its subsidiaries. The Company shall retain management reasonably satisfactory to the Bank; (k) In the case of the Company and its subsidiaries, purchase, redeem or otherwise retire any shares of its capital stock, voluntarily prepay, acquire or anticipate any sinking fund requirement of any indebtedness, declare or pay any cash dividends or make other distributions in respect of capital. Notwithstanding the foregoing, for purposes of this covenant, the Company shall be entitled to repurchase, for fair value, shares of its capital stock from employees who have terminated their employment with the Company; (l) In the case of the Company and its subsidiaries, incur any indebtedness for money borrowed; (m) In the case of the Company, its subsidiaries and the Trusts, mortgage, pledge, or otherwise encumber or permit any lien, security interest, or other encumbrance to arise upon any of its assets or properties excepting security interests and liens granted to the Bank, liens for Taxes not yet due or which are being contested in good faith by appropriate proceedings or purchase money liens on the assets or properties of the Company or its subsidiaries in the normal course of business and for fair value. Notwithstanding the foregoing, no purchase money security interest shall be permitted to be perfected on the Collateral whether by public filing or notice to the Bank or any other means used for the purpose of perfection; (n) sell, lease, transfer, exchange or otherwise dispose of the Collateral, or any part thereof, without the prior written consent of the Bank. and will not permit any lien, security interest or other encumbrance to attach to the Collateral, or any part thereof, other than those in favor of the Bank or those permitted by the Bank in writing. except that the Grantor may, in the ordinary course of its business, and in the absence of a default hereunder, collect its accounts and chattel paper and sell its inventory; or (o) take by consignment any goods or property of the same type as the Collateral with an aggregate cost greater than $100,000.





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            8.   Insurance. The Grantor will at all times maintain insurance with responsible insurance companies on such of its assets and properties, in such amounts and against such risks as is reasonable and customary for like companies with similar assets and which is satisfactory to the Bank, and will furnish to the Bank promptly upon the Bank's request certificates evidencing such insurance. Without limitation of the foregoing, the Grantor will insure such of the Collateral as specified by the Bank against such casualties and risks and in such form and amounts as may from time to time be required by the Bank. Within thirty (30) days after notice in writing from the Bank, the Borrower will obtain, or will cause each Obligor to obtain, such additional insurance as the Bank may reasonably require. The Bank is authorized, but under no duty, to obtain any insurance upon failure of the Grantor to do so, and, upon demand, the Borrower or any other Obligor shall promptly reimburse the Bank for the cost of obtaining such insurance. All insurance proceeds shall be payable to the Bank and all policies or certificates of insurance shall be furnished to the Bank evidencing among other things (a) a standard lender's loss payee clause for Collateral consisting of personal property, and a standard mortgagee's clause for Collateral consisting of improved real property, in either case in favor of the Bank, and (b) such policy(ies) shall provide expressly for at least thirty (30) days' prior written notice of cancellation be provided to the Bank. The Grantor will pay all premiums due or to become due for such insurance and hereby assigns to the Bank any returned or unearned premiums which may be due upon cancellation of insurance coverage. The Bank is hereby irrevocably (a) appointed the Grantor's attorney-in-fact to endorse any draft or check which may be payable to the Grantor in order to collect such returned or unearned premiums or the proceeds of insurance, and
(b) authorized to apply such insurance proceeds in the same manner and order as the proceeds of sale or other disposition of the Collateral are to be applied as provided herein.

         Rights of Bank and Duties of Grantor. If all or any part of the Collateral at any time consists of contract rights, inventory, accounts or chattel paper: (a) the Bank may at any time and from time to time, and the Grantor hereby irrevocably appoints the Bank as its attorney-in-fact, with power of substitution, in the name of the Bank or in the name of the Grantor or otherwise, for the use and benefit of the Bank, but at the cost and expense of the Grantor and without notice to the Grantor to (i) notify the account debtors obligated on any of the Collateral to make payments thereon directly to the Bank, and to take control of the cash and non-cash proceeds of any such Collateral, which right the Bank may exercise at any time whether or not the Grantor is then in default hereunder or was theretofore making collections thereon; (ii) charge to any banking account of the Grantor with the Bank any item of payment credited to the Collateral Account (as hereinafter defined) which is dishonored by the drawee or maker thereof; (iii) compromise, extend, or renew any of the Collateral or deal with the same as it may deem advisable;
(iv) release, make exchanges, substitutions, or surrender, all or any part of the Collateral; (v) remove from the Grantor's place of business all books, records, ledger sheets, correspondence, invoices and documents relating to or evidencing any of the Collateral or, without cost or expense to the Bank, make such use of the Grantor's place(s) of business as may be reasonably necessary to administer, control and collect the Collateral; (vi) repair, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor; (vii) demand, collect, give receipt for and renewals, extensions, discharges and releases of any of the Collateral; (viii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (ix) settle, renew, extend, compromise,





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compound, exchange or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; (x) endorse the name of the Grantor upon any items of payment relating to the Collateral or upon any Proof of Claim in Bankruptcy against an account debtor; and (xi) receive and open all mail addressed to the Grantor and, if a default exists hereunder, notify the Post Office authorities to change the address for the delivery of mail to the Grantor to such address as the Bank may designate; and (b) the Grantor will (i) make no material change to the terms of any sale or lease of inventory or of any contract right, account or chattel paper without the prior written permission of the Bank; (ii) on demand, make available in form acceptable to the Bank shipping documents and delivery receipts evidencing the shipment of goods which gave rise to the sale or lease of inventory or of an account, contract right or chattel paper, completion certificates or other proof of the satisfactory performance of services which gave rise to the sale or lease of inventory or of an account, contract right or chattel paper, copies of the invoices arising out of the sale or lease of inventory or of a contract right or for an account, and the Grantor's copy of any written contract or order from which a sale or lease of inventory, an account, contract right or chattel paper arose; (iii) when requested, regularly advise the Bank whenever an account debtor returns or refuses to retain any goods, the sale or lease of which gave rise to an account or chattel paper, and of any delay in delivery or performance, or claims made, in regard to any sale or lease of inventory, account, contract right or chattel paper, and will comply with any instructions which the Bank may give regarding the sale or other disposition of such returns; and (iv) upon the request of the Bank at any time and from time to time, deposit or cause to be deposited to a bank account designated by the Bank and from which the Bank alone has power of access and withdrawal (the "Collateral Account") all checks, drafts, cash and other remittances in payment or on account of payment of such contract rights, inventory, accounts or chattel paper and the cash proceeds of any returned goods, the sale or lease of which gave rise to an account, contract right or chattel paper (all of the foregoing herein collectively referred to as "items of payment"). The Grantor shall deposit such items of payment for credit to the Collateral Account within two (2) banking days of the receipt thereof, and in precisely the form received, except for the endorsement of the Grantor where necessary to permit the collection of such payment, which endorsement the Grantor hereby agrees to make. Pending such deposit, the Grantor will not commingle any such items of payment with any of its other funds or property but will hold them separate and apart. The Bank will at least once a week apply the whole or any part of the collected funds credited to the Collateral Account against the Obligations or credit such collected funds to a banking account of the Grantor with the Bank, the order and method of such applications to be in the sole discretion of the Bank.

         10.     Intentionally deleted.

         11.     Intentionally deleted

         12.     Intentionally deleted.

         1 3.    Care and Value of Collateral. The Grantor will maintain the
Collateral in good condition and will not do or permit anything to be done to the Collateral that may impair its value or that may violate the terms of any insurance covering the Collateral or any part thereof. The Bank shall be entitled at reasonable times and from time to time to appraise or cause to be appraised (or otherwise independently valuated), the Collateral at Grantor's sole cost and expense. Should any appraisal or valuation of the Collateral indicate that the Collateral has depreciated in value and the Bank determines that the Obligations are undersecured, the Grantor upon notice from the Bank, shall, on demand, grant a security interest in or pledge to the Bank such additional collateral as the Bank may request to fully secure the Obligations, which shall become part of the Collateral hereunder. The Bank shall have no duty to, and the Grantor hereby releases the Bank from all claims of loss or damage caused by the failure or delay to collect or enforce any account, contract right or chattel paper, or to preserve rights against prior parties to the Collateral.

            1.4. Performance by Bank. If the Grantor fails to perform, observe, or comply with any of the conditions, terms or covenants contained in this Agreement or in any of the Loan Documents, the Bank, without notice to or demand upon the Grantor and without waiving or releasing any of the Obligations or any default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms or covenants for the account and at the expense of the Grantor, and may enter upon any place of business or other premises of the Grantor for that purpose and take all such action thereon as the Bank may consider as necessary or appropriate for such purpose. All sums paid or advanced by the Bank in connection with the foregoing and all costs and expenses ax calculated and determined by the Bank (including, without limitation, attorneys' fees and expenses) incurred in connection therewith (collectively, the "Expense Payments") together with interest thereon at a per annum rate of interest which is equal to the then highest rate of interest charged on the principal of any of the Obligations giving effect to any default rates thereon, from the date incurred by the Bank until repaid in full, shall be paid by the Grantor to the Bank on demand and shall constitute and become a part of the Obligations secured hereby.

            1 5. Default. The occurrence of any one or more of the following events shall constitute a default under this Agreement. (a) failure of the Grantor or any other Obligor to pay any of the Obligations as and when due and payable (whether by acceleration, declaration, extension or otherwise); (b) failure of Grantor or any other Obligor to perform, observe or comply with any agreement, covenant or promise made under this Agreement or any of the Loan Documents; (c) if any information contained in any financial statement, application, schedule, report or any other document given by Grantor, any other Obligor or by any other person in connection with the Obligations, with the Collateral, or with any of any Loan Documents is not in all respects true and accurate or if Grantor, any other Obligor or such other person omitted to state any material fact or any fact necessary to make such information not misleading; (d) the occurrence of a default under any of the Loan Documents;
(e) the occurrence of any default under any other borrowing if the result of such default would permit the acceleration of the maturity of any note, loan or other agreement between the Grantor or any other Obligor and any person other than the Bank; (f) the filing of any petition of relief under the United States Bankruptcy Code or any similar federal or state statute by or against the Grantor or any other Obligor or the failure of the Grantor or any other Obligor to generally pay its debts as such debts become due: (g) the making of any application for the appointment of a receiver for, or of a general assignment for the benefit of creditors by, or the insolvency of, the Grantor or any other Obligor; (h) the determination in good faith by the Bank that a material adverse change has occurred in the financial condition of the Grantor or any other Obligor from the condition set forth in the most recent financial statement heretofore furnished to the Bank, or from the financial condition as heretofore most recently disclosed to the Bank in any other manner; (i) the determination in good faith by the Bank that the security for the Obligations is or has become inadequate; (j) the dissolution, merger, consolidation, or reorganization of the Grantor or any other Obligor; (k) the determination in good faith by the Bank that the prospect of payment of any of the Obligations is impaired for any reason; or (l) the death of the Grantor or any other Obligor who is a natural person. The occurrence or non-occurrence of a default under this Agreement shall in no way affect or condition the right of the Bank to demand payment at any time of any Obligations which are payable on demand.

            16. Rights and Remedies Upon Default. In the event of a default hereunder, the Bank may, at its option and without notice to the Grantor or any other Obligor: (a) declare all or part of the unpaid balance of the Obligations, together with all accrued and unpaid interest thereon, to be immediately due and payable without presentment, demand or notice which are hereby expressly waived; (b) exercise its right of setoff against any money, funds, credits or other property of any nature whatsoever of the Grantor or any other Obligor now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Bank or any affiliate of the Bank in any capacity whatsoever, including without limitation, any balance of any deposit account and any credits with the Bank or any affiliate of the Bank; (c) terminate any outstanding commitments of the Bank to the Grantor or any other Obligor; (d) exercise any or all rights, powers, and remedies provided for in any Loan Documents, now or hereafter existing at law, in equity, by statute or otherwise including, but not limited to, exercising all rights and remedies of a secured party under the applicable Uniform Commercial Code; (e) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank; and (f) exercise self-help efforts, such as to enter upon the Grantor's premises to take possession of the Collateral, to remove it, to render it unusable or to sell or otherwise dispose of it

            17. Notice. Any notice, demand, request or other communication which the Bank or any Obligor or Grantor may be required to give hereunder shall be in writing, and shall be given: (a) by hand-delivery; (b) by facsimile transmission: (c) by commercial overnight courier: or (d) by United States regular mail, postage prepaid. Such notice, demand, request or other communication shall be addressed as follows, or to such other addresses as the parties may designate by like notice:

If to the Grantor:

            FileTek. Inc & FileTek UK Limited
            Attention:    William C. Thompson, CEO
            cc: William P. Loomis. CFO
            9400 Key West Ave.
            Rockville. MD 20850
            Fax: (301) 251-1991

If to the Bank:

         NationsBank, N.A.
         1501 Pennsylvania Avenue, N.W.
         Washington, DC 20006
         Attention:       Brent H . Donnell, Vice President
         Location Code: MD2-600-03-08

with copy to:

            NationsBank, N.A.
            100 south Charles Street
            6th Floor
            Baltimore, MD 21201
            Attention:    Loan Administration
            Location Code: MD4-325-06-03

            Any communication hereunder will be deemed given and effective: (e) when actually received, in the case of hand delivery; (f) when deposited in the United States mail or with such courier, in the case of first class mail or overnight courier; or (g) when completely sent and received, as evidenced by a transmission report from sender's facsimile machine, in the case of facsimile transmission.

            18. Collection. The Grantor shall pay all costs and expenses, including, without limitation, attorneys' fees and expenses, incurred by or on behalf of the Bank, (a) in enforcing the Obligations, and (b) in connection with the taking, holding, preparing for sale or other disposition, selling, managing, collecting or otherwise disposing of, the Collateral. All such costs and expenses as calculated and determined by the Bank (collectively, the "Liquidation Costs") together with interest thereon at a per annum rate of interest which is equal to the then highest rate of interest charged on the principal of any of the Obligations giving effect to any default rate thereon, from the date incurred until repaid in full, shall be paid by the Grantor to the Bank on demand and shall constitute and become a part of the Obligations secured hereby. Any proceeds of sale or other disposition of the Collateral will be applied by the Bank to the payment of the Obligations in such order and manner of application as the Bank may from time to time in its sole discretion determine.

            19. Deficiency, If the sale or other disposition of the Collateral fails to fully satisfy the Obligations, the Grantor shall remain liable to the Bank for any deficiency.

            20.           Remedies Cumulative; Forbearance is not a Waiver.
Each right and remedy of the Bank under the Loan Documents, at law or in equity shall be cumulative and concurrent, and the exercise of any of them shall not preclude the exercise by the Bank of any or all other rights or remedies. No failure or delay by the Bank to insist upon the strict performance of the Loan Documents or to exercise any right or remedy upon a default shall constitute a waiver thereof, or preclude the Bank from exercising any such right or remedy. By accepting payment after the due date of any Obligations, the Bank shall not have waived the right either to require payment when due of any other Obligations or to declare a default for failure to effect such payment of any such Obligations.

            21. Waiver. The Grantor waives presentment, notice of dishonor and notice of non-payment with respect to accounts, contract rights and chattel paper.

           22. Invalidity of Any Part. In the event that any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Agreement operate or would prospectively operate to invalidate this Agreement, then and in any of those events, the following shall occur: (a) the provision(s) shall be enforced to the fullest extent of its validity, legality and enforceability; or (b) if such provision(s) would operate so as to invalidate this entire Agreement, only such provision(s) shall be void as though not herein contained, and the remainder of the clauses and provisions of this Agreement will remain in full force and effect. In any event, if any such provision pertains to the repayment of the indebtedness evidenced by this Agreement, then and in such event, at the Bank's option, all of the Obligations of the Grantor to the Bank shall become immediately due and payable. In no event shall this Agreement or the Loan Documents operate to cause the payment to the Bank by the Grantor or any Obligor of any amounts whether for the use, forbearance or retention of money or for any other matter governed by the Loan Documents, exceeding the permitted maximum amounts therefor under applicable law. If, for any circumstance whatsoever, fulfillment of such provisions shall be proscribed by law, then the obligation to be fulfilled shall be reduced the limit of such validity.

            23. Transfers of Rights by the Bank. In addition to all other rights available to the Bank under this Agreement and the other Loan Documents and applicable laws or under principles of equity, the Bank shall have the right at any time, without notice to or consent of the Grantor, to sell, assign, pledge or transfer this Agreement and any renewals, extensions or modifications hereof or thereof, to any person. The Bank shall also have the right at anytime, without notice to or consent of the Grantor, to sell, assign, transfer or grant participation in the Bank's rights in any of the Collateral, and any such assignee, transferee or participant shall have the rights of the Bank hereunder with respect to the Collateral so assigned, transferred or participated, and the Bank shall be thereafter relieved from all duties with respect to any such Collateral. In connection with any such sale, assignment, transfer or participation, the Grantor consents to the Bank's divulgence to any actual or potential assignee, transferee or participant, of all information, reports, financial statements and documents obtained in connection with this Agreement and any other Loan Documents or otherwise.

            24. Choice of Law. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the District of Columbia (excluding the choice of law rules thereof).

            25. Not a Novation. This Security Agreement shall substitute and replace that certain Security Agreement from the Grantor to the Bank, dated January 27,1992, as modified, and shall not cause novation or be deemed as a Security Agreement for a new loan. The security interest granted hereunder shall confirm the security interest previously granted to the Bank under the aforementioned Security Agreement unless the security interest previously granted to the Bank is specifically modified herein and, in such event, the security interest previously granted to the Bank shall be modified only to the extend expressly modified herein.

            26. Acknowledgments and Waivers. To induce the Bank to enter into this Amended and Restated Security Agreement, the Grantor and any Guarantors listed below: (a) hereby acknowledge and agree that the Bank has fully and properly discharged all covenants and other provisions of the Security Agreement and the Loan Documents prior to the date hereof; (b) hereby waive any breach of the Security Agreement and Loan Documents by the Bank prior to the date hereof; and (c) hereby release, remise, acquit and forever discharge the Bank and each of its employees, agents, successors and assigns from any and all matters, claims, actions, causes of action, suits, debts, agreements and demands whatsoever, whether presently known or unknown, which the Grantor and any Guarantors ever had, now has, or shall have against the Bank by reason of any act, cause, matter or thing whatsoever to the date hereof.

            27. Commercial Purposes. The Grantor acknowledges and warrants that: (a) "Obligations", as used herein are incurred for the purpose of acquiring an interest in or carrying on a business or commercial enterprise and that such Obligations represent "commercial loans" within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland (1990 Rep. Vol.), as amended; and (b) all proceeds arising from the Obligations will be used solely in connection with such business or commercial enterprise.

            28.           Service of Process.

                   (a) The Grantor hereby irrevocably designates and appoints Elliott H. Cole of Patton Boggs & Blow at 2550 M Street NW., Washington DC 20037, as the Grantor's authorized agent to accept and acknowledge on the Grantor's behalf service of any and all process that may be served in any suit, action or proceeding instituted in connection with this
Agreement in any state or federal court sitting in the State of Maryland.   If
such agent shall cease so to act, the Grantor shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the Bank and shall promptly deliver to the Bank evidence in writing of such agent's acceptance and appointment and its agreement that such appointment will be irrevocable.

                   (b) The Grantor hereby consents to process being served in any suit, action or proceeding instituted in connection with this Agreement by
(i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Grantor and (ii) serving a copy thereon upon the agent, if any, hereinabove designated and appointed by the Grantor as the Grantor's agent for service of process. The Grantor hereby irrevocably agrees that such service shall be deemed to be service of process upon the Grantor in any such suit, action or proceeding. Nothing in this Agreement shall affect the right of the Bank to serve process in any other manner otherwise permitted by law and nothing in this Agreement will limit the right of the Bank otherwise to bring proceedings against the Grantor in the courts of any other jurisdiction or jurisdictions.

            29. WAIVER OF JURY TRIAL THE GRANTOR HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION BETWEEN THE BANK AND THE GRANTOR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

            30. Miscellaneous. The paragraph headings of this Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof. This Agreement and related Loan Documents, if any, constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior letters, representations, or agreements, oral or written, with respect thereto, If this Agreement is a renewal, extension or modification of the terms of any existing obligation of the Grantor to the Bank, this Agreement is not intended as a novation, but rather is intended only to renew, extend or modify the obligation to the extent applicable. No modification, change, waiver or amendment of this Agreement shall be deemed to be made by the Bank unless in writing signed by the Bank. and each such waiver, if any, shall apply only with respect to the specific instance involved.

            31.           Intentionally deleted.

         IN WITNESS WHEREOF, and intending to create an instrument executed under seal, the Grantor has duly executed this Agreement under seal as of the day and year first written above.


WITNESS OR ATTEST:                         GRANTOR:
                                           FileTek, Inc.:
                                                   By:     /s/ William C. Thompson      [SEAL]
                                                         ----------------------------------------------
                                                   Name:   William C. Thompson
                                                         ----------------------------------------------
                                                   Title:  CEO
                                                         ----------------------------------------------

                                                   FileTek UK Limited:

                                                   By:     /s/ William C. Thompson  [SEAL]
                                                         ----------------------------------------------
                                                   Name:   William C. Thompson
                                                         ----------------------------------------------
                                                   Title:
                                                         ----------------------------------------------
Previous legal and/or trade name)s, (if any)       Address(es) where Collateral is or is to be located:
of the Grantor:
                                                   (1)              9400 Key West Avenue
---------------------------------------------            ----------------------------------------------
                                                                    Rockville, MD  20850

                                                   (2)              12136 Nebel Street
---------------------------------------------            ----------------------------------------------
                                                                    Rockville, MD

                                                   (3)
---------------------------------------------            ----------------------------------------------